                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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(2)  Aggregate number of securities to which transaction applies: Not applicable
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
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(4)  Proposed maximum aggregate value of transaction: Not applicable
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(5)  Total fee paid: Not applicable

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: Not applicable
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(2)  Form, Schedule or Registration Statement No.: Not applicable
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(3)  Filing Party: Not applicable
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(4)  Date Filed: Not applicable
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                                        2

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            Item 1: On April 4, 2003,  Steel issued the following  press release announcing that it has filed preliminary proxy materials with the Securities and
Exchange  Commission with respect to the election of David W. Wright,  Gerald M.
Czarnecki  and Suzanne M.  Hopgood to the  Company's  Board of  Directors at the
Annual Meeting:

PRESS RELEASE

        STEEL PARTNERS FILES PRELIMINARY PROXY MATERIALS WITH RESPECT TO
                  NOMINATIONS OF DIRECTORS OF DEL GLOBAL BOARD

            NEW YORK--April 4, 2003--Steel Partners II, L.P. ("Steel") announced today that it had filed  preliminary  proxy  materials  seeking the  election of three nominees to the Board of Directors of Del Global  Technologies Corp. (Pink
Sheets:  DGTC.PK).  Steel  believes  that  the  Del  Global  Board  must be held accountable  for the Company's  poor  corporate  governance,  poor financial and stock price performance,  distracting government  investigations and other legal proceedings and the deterioration of investor confidence in the company. Steel's nominees are David W. Wright, Gerald M. Czarnecki and Suzanne M. Hopgood.

            For further information  regarding Steel's nominees,  please see the preliminary proxy materials.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

            ON  APRIL  4,  2003,  STEEL  PARTNERS  II,  L.P.  ("STEEL")  FILED A
PRELIMINARY  PROXY  STATEMENT  WITH THE  SECURITIES  AND EXCHANGE  COMMISSION IN
CONNECTION WITH THE ANNUAL MEETING OF  SHAREHOLDERS  OF DEL GLOBAL  TECHNOLOGIES
CORP. (THE "COMPANY")  SCHEDULED FOR MAY 14, 2003 (THE "ANNUAL MEETING").  STEEL
WILL PREPARE AND FILE A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE ANNUAL
MEETING.  YOU  SHOULD  READ  THE  DEFINITIVE  PROXY  STATEMENT  WHEN IT  BECOMES
AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

            STEEL STRONGLY  ADVISES ALL  SHAREHOLDERS OF THE COMPANY TO READ THE
PROXY  STATEMENT  AND OTHER PROXY  MATERIALS  WHEN THEY BECOME  AVAILABLE AT THE
SEC'S  WEB  SITE  AT  HTTP://WWW.SEC.GOV  OR  BY  CONTACTING  INNISFREE  M&A
INCORPORATED,  AT  ITS  TOLL-FREE  NUMBER:  888-750-5834.  DETAILED  INFORMATION
REGARDING  THE  IDENTITY  AND  INTERESTS  OF  INDIVIDUALS   WHO  MAY  BE  DEEMED
PARTICIPANTS IN THE  SOLICITATION  OF PROXIES  RELATING TO THE ANNUAL MEETING IS
AVAILABLE  IN THE  PRELIMINARY  PROXY  STATEMENT  FILED WITH THE SEC ON APRIL 4,
2003.